EXHIBIT 99.1

CONFIRMATION LETTER NO. 3 – FIRM (LD) to the

MASTER POWER PURCHASE AND SALE AGREEMENT

Dated October 15, 2001 (as amended)

This confirmation letter shall confirm the Transaction agreed to on July 5, 2006, between NORTHWESTERN CORPORATION, doing business as NORTHWESTERN ENERGY (“Party A”) and PPL MONTANA, LLC, by and through its duly authorized agent, PPL ENERGYPLUS, LLC (“Party B”) regarding the sale/purchase of the Product under the terms and conditions as follows:

Seller: PPL MONTANA, LLC, by and through its duly authorized agent, PPL ENERGYPLUS, LLC

Buyer: NorthWestern Corporation, doing business as NorthWestern Energy

Product:

[]	Into _________________, Seller’s Daily Choice
☒	Firm (LD)
[]	Firm (No Force Majeure)
[]	System Firm

(Specify System:                                                                                                         )

[]	Unit Firm

(Specify Unit(s):                                                                                                         )

[]             Other

[]	Transmission Contingency (If not marked, no transmission contingency)
	[]	FT-Contract Path Contingency	[]	Seller	[]	Buyer
	[]	FT-Delivery Point Contingency	[]	Seller	[]	Buyer
	[]	Transmission Contingent	[]	Seller	[]	Buyer
	[]	Other transmission contingency

(Specify:                                                                                                                       )

Contract Term:	July 5, 2006, through June 30, 2014.

Contract Quantity

and

Delivery Period:	July 1, 2007 through June 30, 2010: 325 MWh/hr “On-Peak” hours and 175 MWh/hr “Off- Peak” hours.

July 1, 2010 through June 30, 2012: 275 MWh/hr “On-Peak” hours and 150 MWh/hr “Off-Peak” hours.

July 1, 2012 through June 30, 2014: 200 MWh/hr “On-Peak” hours and 125 MWh/hr “Off-Peak” hours.

“On-Peak” hours are Hour Ending (“HE”) 0700 through HE 2200 PPT, Monday through Saturday, excluding NERC Holidays.

“Off-Peak” hours are all hours that are not “On-Peak” hours.

Delivery Points:

Primary Delivery Points:

Party A shall designate each of the following delivery points (each, a “Primary Delivery Point”), in a Delivery Point Maximum Quantity (as hereinafter defined) equal to the amount set forth opposite the applicable Delivery Point, as a firm network delivery point into Party A’s Transmission System (as hereinafter defined) under the Network Service Agreement (as hereinafter defined):

Primary Delivery Point	Delivery Point Maximum Quantity
Rainbow, Cochrane, Ryan:	75 MW

the 69 kV bus located at Party A’s Rainbow Substation, or

the 100 kV bus located at Party A’s Rainbow Substation

Corette	the 100 kV bus in Party A’s Billings Steam Plant switchyard	100 MW
Colstrip 1-2	the 230kV bus in Party A’s Colstrip switchyard	150 MW

“Delivery Point Maximum Quantity” means the maximum transmission capacity amount designated in accordance with the terms and conditions of this Agreement, for deliveries and receipts of energy under this Agreement at any Primary Delivery Point.

“Party A’s Transmission System” means each and all of the transmission facilities that are owned, operated or controlled by Party A, and any and all transmission facilities that are sold, transferred or assigned by Party A to any person or entity acquiring, at any time during the term of this Agreement, all or substantially all of the transmission facilities owned, operated or controlled by Party A. Without limiting the foregoing, in the event that any facilities comprising part of Party A’s Transmission System are at any time during the term of this Agreement reclassified as distribution or generation integration facilities, such facilities shall nonetheless be and remain part of Party A’s Transmission System for purposes of this Agreement.

“Network Service Agreement” means each and every service agreement for network integration (or successor) transmission service entered into by Party A, in its capacity as default supplier, under Party A’s Open Access Transmission Tariff (as hereinafter defined) or the Open Access Transmission Tariff of any other transmission provider.

“Party A’s Open Access Transmission Tariff” means the FERC-approved Open Access Transmission Tariff of Party A or of any other person or entity owning or operating any portion of Party A’s Transmission System, if such portion of Party A’s Transmission System does or might affect the rights or obligations of either Party under this Agreement.

Party B may, in its sole discretion, allocate deliveries of the Product among Primary Delivery Points in any amounts that Party B elects, in each case up to the applicable Delivery Point Maximum Quantity at each Primary Delivery Point.

Party B may upon mutual agreement of the Parties, with such agreement to not be unreasonably withheld, change Primary Delivery Points from time to time; provided, however, that Party B shall be entitled to change any Primary Delivery Point only to the extent that firm transmission capacity is available under the Network Service Agreement (and subject to Party A’s Open Access Transmission Tariff) at such time at such Delivery Point in the amount of the Delivery Point Maximum Quantity sought by the Parties. Effective upon any such change in Primary Delivery Points, Party A shall designate the new Primary Delivery Point, in an amount equal to the applicable Delivery Point Maximum Quantity, as a firm network delivery point into Party A’s Transmission System under the Network Service Agreement.

In no event shall Party B incur any charge or cost whatsoever for or in connection with any change of any Primary Delivery Points. In no event shall Party B bear any risk, charge or cost whatsoever for or in respect of any network redispatch under or in connection with the Network Service Agreement, and Party A shall bear the entire risk thereof and each and all of the costs caused by or resulting therefrom.

Alternate Delivery Points:

Upon any request by Party B, Party A shall, without any charge to Party B, arrange with the applicable transmission provider for receipt of all or a portion of the Contract Quantity at one or more of the non-firm alternate Delivery Points set forth below (any such alternate Delivery Point, an “Alternate Delivery Point”) under the Network Service Agreement, at any on-system points of interconnection (including any generation integration points) or any points of interconnection of Party A’s Transmission System with any other transmission system or control area, in each case as requested by Party B and subject in each case to the availability of sufficient transmission capacity to receive such quantities at such Alternate Delivery Points. Any such Alternate Delivery Points shall be subject to the terms and conditions of the applicable transmission provider’s Open Access Transmission Tariff and all applicable FERC requirements, including as to priority of service (including cases of competing uses by Party A). If such Alternate Delivery Points are or become unavailable for any reason, Party B shall be required to deliver the applicable quantities to Party A at one or more Alternate Delivery Points or Primary Delivery Points.

Alternate Delivery Points:

PPL Westside Hydro Generation

Thompson Falls:

the 100 kV bus in the original Thompson Falls Powerhouse

Kerr:

the 100 kV bus in Party A’s Kerr Switchyard

PPL Eastside Hydro Generation

Mystic:

the 50 kV bus at Party A’s Line Creek Substation

Madison:

the 100 kV bus in Party A’s Bradley Creek Substation

Hauser:

the 69 kV bus located in the Hauser Powerhouse

Holter:

the 100 kV bus located in the Holter Powerhouse

Black Eagle:

the 100 kV bus located at Party A’s Riverview Substation

Morony:

the 100 kV bus at Party A’s Great Falls switchyard

Colstrip 3-4	the 500 kV bus in Party A’s Colstrip switchyard
Broadview	Party A’s Broadview Substation
Party A interties	any intertie between Party A and an adjacent control area

Other mutually agreed points

In the event that Party A has reserved network service transmission capacity under the Network Service Agreement for designated network resources, and such transmission capacity is at any time available for deliveries and receipts of energy at any Alternate Delivery Points, Party A shall, upon any request by Party B, and without any charge to Party B, make such capacity available to Party B, for purposes of deliveries of energy under this Agreement, on a day-ahead basis (or further in advance, by mutual agreement of the Parties) prior to releasing any such transmission capacity for use by any other person under the applicable transmission provider’s Open Access Transmission Tariff.

Contract Price: As set forth in Schedule 1 to this Confirmation.

Other Charges:

Special Condition #1:

The Parties agree that the Credit and Collateral Requirements set forth in the Master Agreement (as subsequently amended) shall be applicable to this Transaction, except as specifically modified for purposes of this Transaction and as set forth below. In the event of any inconsistency between the provisions of the Master Agreement and the provisions of this Confirmation regarding the Credit and Collateral Requirements, the provisions set forth in this Confirmation shall control.

Demand for Performance Assurance.

(a)         Upon the occurrence or continuance of a Downgrade Event affecting a Party (the “Pledgor”), the other Party (the “Secured Party”) may, on any Business Day, demand that the Pledgor provide Performance Assurance (in increments of $100,000) in the following amount:

(1)        If the Exposure Amount is negative, and the absolute value of the Exposure Amount exceeds Party A’s Collateral Threshold, then Party B shall, upon the occurrence of a Downgrade Event affecting Party A and on the terms and subject to the conditions of this Agreement, be entitled to demand Performance Assurance from Party A in an amount equal to of the difference between the absolute value of the Exposure Amount and such Collateral Threshold.

(2)        If the Exposure Amount is positive, and the Exposure Amount exceeds Party B’s Collateral Threshold, then Party A shall, upon the occurrence of a Downgrade Event affecting Party B and on the terms and subject to the conditions of this Agreement, be entitled to demand Performance Assurance from Party B in an amount equal to the difference between the Exposure Amount and such Collateral Threshold.

(b)         For purposes of this Section, the following terms shall have following meanings:

“Exposure Amount” shall mean (i) the Mark-to-Market Amount (as defined below), less (ii) any and all amounts due from Party A to Party B under this Agreement, plus (iii) any and all amounts due from Party B to Party A under this Agreement.

“Mark-to-Market Amount” shall mean the product of (a) the difference obtained (whether positive or negative) by subtracting (i) the Contract Price from (ii) the forward prices at the Mid-Columbia trading hub with no basis adjustment, as determined by reference to broker quotes and other relevant market information as of the date of the Secured Party’s demand for Performance Assurance hereunder, as determined by mutual agreement between Party A and Party B, and (b) the positive difference obtained by subtracting (i) the aggregate quantity of the Product (measured in MWh) delivered to Party A hereunder as of the date of the Secured Party’s demand for Performance Assurance hereunder from (ii) 13,600,800 MWh. In the event Party A and Party B are unable to reach agreement with respect to such forward prices under this paragraph before 5:00 p.m. Montana time on the next Business Day after the Secured Party’s demand for Performance Assurance, the Secured Party’s determination of such forward prices shall apply, subject to appeal pursuant to the dispute resolution provisions in the Master Agreement.

“Collateral Threshold” shall mean, with respect to each Party, the applicable collateral threshold, if any, set forth for such Party in Schedule 2 to this Confirmation:

Use of Cash Held as Performance Assurance.

Secured Party shall not be entitled to commingle any cash provided as part of Performance Assurance. Instead, Secured Party shall appoint an agent which is a Qualified Institution (as hereinafter defined) (a “Custodian”) to hold cash for it. The holding of cash by a Custodian will be deemed to be the holding of cash by the Secured

Party for which the Custodian is acting. If the Secured Party’s Custodian fails to be and remain a Qualified Institution, the Secured Party will transfer, or cause its Custodian to transfer, the cash to a (or another, as applicable) Qualified Institution within three (3) Business Days after the event triggering the Custodian’s inability to hold cash. The Secured Party shall not be liable or responsible for any loss or damage to any Performance Assurance in the possession or control of any Custodian, or for any diminution in the value thereof, by reason of its selection of the Custodian or the act or omission of any Custodian selected by the Secured Party in good faith, except to the extent such loss or damage result from such Custodian's willful misconduct or gross negligence.

For purposes of this Section, “Qualified Institution” means a major U.S. commercial bank or a U.S. branch office of a foreign bank having, in either case, (i) assets of at least USD $10 billion and (ii) a Credit Rating from either or both of S&P and Moody’s, which Credit Rating is at least “A+” from S&P (in the event that such bank has a Credit Rating from S&P) or “A1” from Moody’s (in the event that such bank has a Credit Rating from Moody’s).

To the extent a Qualified Institution holds cash for the benefit of Secured Party and Secured Party is obligated to pay interest to the Pledgor as provided herein, the Interest Amount shall be paid as follows: the Pledgor shall invoice the Secured Party quarterly setting forth the calculation of the Interest Amount due, and the Secured Party shall make payment thereof by the later of (a) the third Business Day of the first month after the last month to which such invoice relates or (b) the third Business Day after the day on which such invoice is received. On or after (x) the occurrence of an Event of Default with respect to the Pledgor or (y) a termination of this Confirmation as a result of an Event of Default with respect to the Pledgor, the Secured Party (or its Custodian to the extent that the Secured Party is not entitled to hold cash) shall retain any such Interest Amount as additional Performance Assurance hereunder until the obligations of the Pledgor under this Confirmation have been satisfied in the case of a termination of this Confirmation or for so long as such Event of Default is continuing in the case of an Event of Default.

For purposes of this Section, the following terms shall have the following meanings:

“Interest Amount” shall mean with respect to a Party and an Interest Period, the sum of the daily interest amounts for all days in such Interest Period; each daily interest amount to be determined by such Party as follows: (a) the amount of cash held by such Party on that day, multiplied by (b) the Interest Rate for that day, divided by (c) 360.

“Interest Period” means a calendar quarter, or any portion of a calendar quarter if cash is delivered after the beginning of a calendar quarter, or is returned prior to the end of a calendar quarter.

“Interest Rate” for purposes of this Section only (and shall not amend the definition of Interest Amount as used elsewhere in the Master Agreement) shall mean the Federal Funds Effective Rate - the rate for that day opposite the caption “Federal Funds (Effective)” as set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

Reduction of Performance Assurance. No more frequently than once every seven days, the Pledgor may request a reduction in the amount of Performance Assurance previously provided by the Pledgor for the benefit of the Secured Party based on a reduction in the positive difference obtained by subtracting the Collateral Threshold for the Pledgor from the absolute value of the Mark-to-Market Amount, provided that (i) no Event of Default with respect to the Pledgor shall have occurred and be continuing, and (ii) no Termination Date has been established under the Agreement as a result of an Event of Default with respect to the Pledgor. A permitted reduction in Performance Assurance may be effected by the transfer of cash to the Pledgor or the reduction of the amount of an outstanding Letter of Credit previously issued for the benefit of the Secured Party.

Special Condition #2:

(a)          The obligations of Party B under and pursuant to this Agreement, including each and all of the obligations of Party B to sell and deliver energy and capacity, are conditioned upon possession by Party B of the requisite authority from FERC to charge market-based rates for the sale of electric power at wholesale under and pursuant to this Agreement. Party B shall, in its sole and absolute discretion, be entitled to terminate this Agreement (or, if Party B so elects, this Confirmation) effective four (4) Business Days after notice to Party A, and without any liability whatsoever on the part of Party B to Party A or any other person, at any time subsequent to the issuance of any order or decision of FERC or any court of competent jurisdiction that terminates, invalidates or suspends Party B’s market-based rate authority.

(b)          Within seven (7) Business Days following the execution of this Confirmation by the Parties, Party A shall notify FERC that Party A withdraws its request for rehearing of the May 18, 2006 Order in the PPLM MBR Proceeding (as defined below), provided, however, that Party A shall be entitled to remain a party to the PPLM MBR Proceeding. During the term of this Confirmation, Party A shall not submit any pleadings, affidavits, and testimony in the PPLM MBR Proceeding that in any way challenges the lawfulness of the Contract Price or any of the other rates or charges under this Confirmation or the authority of Party B to charge market-based rates for the sale of electric power at wholesale.

(c)          For purposes of this Agreement, “PPLM MBR Proceeding” shall mean that certain proceeding initiated by the filing by PPL Montana, LLC, PPL Colstrip I, LLC and PPL Colstrip II, LLC on November 9, 2004, at FERC of an updated market power analysis in the following Docket Nos.: ER99-3491-005, ER99-3491-006, ER99-3491-007, ER99-3491-008, ER00-2184-003, ER00-2184-004, ER00-2184-005, ER00-2184-006, ER00-2185-003, ER00-2185-004, ER00-2185-005, ER00-2185-006, EL05-124-000, EL05-124-001, EL05-124-002 and EL05-124-003.

Special Condition #3:

Notwithstanding any other provision of this Agreement, Party B shall have the right, in its sole and absolute discretion, effective seven (7) Business Days after notice from Party B to Party A, and without any liability whatsoever on the part of Party B to Party A or any other person, to terminate this Agreement (or, if Party B so elects, this Confirmation) in the event that Party B is required by any governmental entity in the State of Montana (through exercise of rights of eminent domain or otherwise) to divest any power generation facility then owned in whole or in part by Party B and located in the State of Montana.

Special Condition #4:

Confidentiality: This Confirmation shall not be subject to the provisions of Section 10.11 of the Master Agreement, and none of the contents of this Confirmation shall be considered confidential information for purposes of Section 10.11 of the Master Agreement or otherwise under this Agreement.

Special Condition #5:

Party B shall be responsible for maintaining and, when required by the applicable control area operator, providing an amount of spinning and non-spinning reserves (at least half of which would be required to be spinning) of the same quality as exists at the time of this transaction, not to exceed the sum of six percent of the Quantity provided from hydropower generation and eight percent of the Quantity provided from thermal generation.

Scheduling: WECC standard operating procedures

Option Buyer:

Option Seller:

Type of Option:

Strike Price:

Premium:

Exercise Period:

* * * * *

AMENDMENTS TO MASTER AGREEMENT:

(a)	Article One is amended to add the following as Section 1.29A:

“1.29A       “Merger Event” means: with respect to a Party, that such Party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all of its assets to, another entity, and (i) the resulting, surviving or transferee entity fails to assume, effective immediately upon the effectiveness of such consolidation, amalgamation, merger or transfer, each and all of the obligations of such Party under this Agreement or under any guaranty or Letter of Credit or other Performance Assurance provided under or in connection with this Agreement, either by operation of law or pursuant to an agreement reasonably satisfactory to the other Party, or (ii) any guaranty, Letter of Credit and other Performance Assurance or credit support requirements that are applicable to a Party under this Agreement fail, at any time following such consolidation, amalgamation, merger or transfer, to be satisfied in full by or with respect to such resulting, surviving or transferee entity.”

(b)	Events of Default.

Section 5.1(f) is amended and restated to read in its entirety as follows:

“(f)	a Merger Event occurs with respect to such Party;”
(c)	Rates and Terms Binding; FERC Standard of Review. The following provision is added as Section 10.14:
“10.14.	Rates and Terms Binding; FERC Standard of Review.

(a)          Absent the agreement of all Parties to the proposed change, the standard of review for changes to any section or any other provision of this Agreement, including all Transactions and Confirmations thereunder and any other agreements entered into in connection with this Agreement or any such Transaction or Confirmation, including any credit, security, margin, guaranty or similar agreement (this Agreement and each and all of the foregoing, collectively, the “Covered Agreements”) (other than changes to the Party A Tariff or Party B Tariff that do not have any application to or effect on any Covered Agreement), whether proposed by a Party, a non-party or FERC acting sua sponte, shall be the “public interest” standard of review set forth in United Gas Pipe Line Co. v. Mobile Gas Service Corp., 350 U.S. 332 (1956), and Federal Power Commission v. Sierra Pacific Power Co., 350 U.S. 348 (1956) (the “Mobile-Sierra” doctrine).

(b)          The Parties, for themselves and their successors and assigns, (i) agree that the Mobile-Sierra doctrine, and such “public interest” standard, shall apply to any proposed changes in any Covered Agreement (other than changes to the Party A Tariff or Party B Tariff that do not have any application to or effect on any Covered Agreement) and (ii) hereby expressly and irrevocably waive any rights they can or may have to the application of any other standard of review, including the “just and reasonable” standard, to changes to any Covered Agreements (other than changes to the Party A Tariff or Party B Tariff that do not have any application to or effect on any Covered Agreement).

(c)          Without in any way limiting the foregoing subsections (a) and (b), to the fullest extent permitted by applicable law, each Party, for itself and its successors and assigns, hereby also expressly and irrevocably waives any rights it can or may have, now or in the future, whether under §§ 205 or 206 of the

Federal Power Act or otherwise, to seek (without the agreement of the other Party) to obtain from FERC by any means, directly or indirectly (through complaint, investigation or otherwise), and each Party hereby covenants and agrees not at any time to seek so to obtain, an order from FERC changing any provision of any Covered Agreement (other than changes to the Party A Tariff or Party B Tariff that do not have any application to or effect on any Covered Agreement) or any refund with respect thereto. To the extent that any non-Party seeks such relief, or FERC acts sua sponte to consider any such changes, the Parties further covenant and agree to use commercially reasonable efforts (which efforts may include the costs and expense of appearing before FERC or in connection with any appeals of FERC orders but shall not otherwise require the payment of money by a Party), to cooperate to jointly oppose the entry of an order by FERC providing for any such changes. In the event it were to be determined that applicable law precludes the Parties from waiving their rights to seek changes from FERC to their market-based power sales contracts (including entering into covenants not to do so) then this Section 10.14(c) shall not apply, provided that, consistent with Section 10.14(a), neither Party shall seek any such changes except under the “public interest” standard of review and otherwise as set forth in Section 10.14(a).”

* * * * *

This confirmation is being provided pursuant to and in accordance with the Master Power Purchase and Sale Agreement dated October 15, 2001 (the “Master Agreement”) between Party A and Party B, and constitutes part of and is subject to the terms and provisions of such Master Agreement. Terms used but not defined herein shall have the meanings ascribed to them in the Master Agreement.

[Signature pages follow]

NORTHWESTERN CORPORATION,

doing business as

NORTHWESTERN ENERGY

/s/ Michael J. Hanson

President and Chief Executive Officer

SIGNATURE PAGE TO

CONFIRMATION LETTER NO. 3 – FIRM (LD) to

MASTER POWER PURCHASE AND SALE AGREEMENT Dated October 15, 2001 (as amended)

PPL MONTANA, LLC, by and

through its duly authorized agent,

PPL ENERGYPLUS, LLC

/s/ Clarence J. Hopf

President PPL EnergyPlus

SIGNATURE PAGE TO

CONFIRMATION LETTER NO. 3 – FIRM (LD) to

MASTER POWER PURCHASE AND SALE AGREEMENT Dated October 15, 2001 (as amended)

Schedule 1

Energy Price: $/MWh

Q3 2007	$44.95
Q4 2007	$45.35
Q1 2008	$45.75
Q2 2008	$46.15
Q3 2008	$46.55
Q4 2008	$46.95
Q1 2009	$47.35
Q2 2009	$47.75
Q3 2009	$48.15
Q4 2009	$48.55
Q1 2010	$48.95
Q2 2010	$49.35
Q3 2010	$49.75
Q4 2010	$50.15
Q1 2011	$50.55
Q2 2011	$50.95
Q3 2011	$51.35
Q4 2011	$51.75
Q1 2012	$52.15
Q2 2012	$52.55
Q3 2012	$52.60
Q4 2012	$52.65
Q1 2013	$52.70
Q2 2013	$52.75
Q3 2013	$52.80
Q4 2013	$52.85
Q1 2014	$52.90
Q2 2014	$52.95

Schedule 1

Schedule 2

Quarter or Other Period	Party A Collateral Threshold	Party B Collateral Threshold
Jul. 5, 2006 - Sep. 30, 2007	$40,000,000	$110,000,000
Oct. 1 - Dec. 31, 2007	$39,100,000	$104,260,000
Jan. 1 - Mar. 31, 2008	$37,380,000	$99,690,000
Apr. 1 - Jun. 30, 2008	$35,680,000	$95,150,000
Jul. 1 - Sep. 30, 2008	$33,980,000	$90,610,000
Oct. 1 - Dec. 31, 2008	$32,270,000	$86,040,000
Jan. 1 - Mar. 31, 2009	$30,550,000	$81,470,000
Apr. 1 - Jun. 30, 2009	$28,870,000	$76,990,000
Jul. 1 - Sep. 30, 2009	$27,170,000	$72,460,000
Oct. 1 - Dec. 31, 2009	$25,460,000	$67,890,000
Jan. 1 - Mar. 31, 2010	$23,740,000	$63,320,000
Apr. 1 - Jun. 30, 2010	$22,060,000	$58,830,000
Jul. 1 - Sep. 30, 2010	$20,360,000	$54,300,000
Oct. 1 - Dec. 31, 2010	$18,910,000	$50,420,000
Jan. 1 - Mar. 31, 2011	$17,450,000	$46,530,000
Apr. 1 - Jun. 30, 2011	$16,020,000	$42,730,000
Jul. 1 - Sep. 30, 2011	$14,580,000	$38,870,000
Oct. 1 - Dec. 31, 2011	$13,120,000	$34,990,000
Jan. 1 - Mar. 31, 2012	$11,670,000	$31,110,000
Apr. 1 - Jun. 30, 2012	$10,220,000	$27,260,000
Jul. 1 - Sep. 30, 2012	$8,780,000	$23,400,000
Oct. 1 - Dec. 31, 2012	$7,680,000	$20,470,000
Jan. 1 - Mar. 31, 2013	$6,570,000	$17,520,000
Apr. 1 - Jun. 30, 2013	$5,490,000	$14,630,000
Jul. 1 - Sep. 30, 2013	$4,390,000	$11,710,000
Oct. 1 - Dec. 31, 2013	$3,290,000	$8,760,000
Jan. 1 - Mar. 31, 2014	$2,180,000	$5,810,000
Apr. 1 - Jun. 30, 2014	$1,100,000	$2,920,000

Schedule 2